SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): August 1, 2002
                                                           --------------


                               COMCAST CORPORATION
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


   Pennsylvania                      0-6983                      23-1709202
-----------------              -------------------          ------------------
 (State or Other                (Commission File             (I.R.S. Employer
 Jurisdiction of                     Number)                Identification No.)
 Incorporation)


          1500 Market Street
       Philadelphia, Pennsylvania                                  19102-2148
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------

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Item 7 (c).    Exhibits

        Exhibit
        Number                           Description

          99.1      Statement   Under  Oath  of  Principal   Executive   Officer
                    Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2      Statement   Under  Oath  of  Principal   Financial   Officer
                    Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.3      Statement   Under  Oath  of  Principal   Financial   Officer
                    Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure


     On August 1, 2002, Comcast Corporation ("Comcast") submitted to the Securities and Exchange Commission the Statements Under Oath of the Principal Executive Officer and the Principal Financial Officers of Comcast Regarding Facts and Circumstances Relating to Exchange Act Filings (the "Statements"). Such Statements are attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2002                 COMCAST CORPORATION

                                     By: /s/ Lawrence J. Salva
                                         -----------------------------------
                                         Lawrence J. Salva
                                         Senior Vice President
                                         (Principal Accounting Officer)